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                      SALOMON BROTHERS INVESTMENT SERIES

                       SUPPLEMENT DATED JANUARY 24, 2003
                    TO THE PROSPECTUS DATED APRIL 30, 2002

                      SALOMON BROTHERS SERIES FUNDS INC:
                  SALOMON BROTHERS INTERNATIONAL EQUITY FUND

   The following revises and supersedes, as applicable, the information contained under "Principal Investment Strategy," "How the Subadviser Selects the Fund's Investments," "Performance Table" and "Management" for Salomon Brothers International Equity Fund in the Prospectus for Salomon Brothers Investment Series.

   Principal Investment Strategy. The fund invests primarily in equity and equity-related securities of non-U.S. issuers, including issuers in developing countries. Under normal circumstances, the fund invests at least 80% of its assets in these securities and related investments. The fund emphasizes well-established companies with market capitalizations of $750 million or more. Equity and equity-related securities include common stock, securities convertible into common stock, and trust or limited partnership interests as well as securities purchased directly or in the form of sponsored American Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S. issuers. Generally, the fund invests in a number of different countries and, under normal circumstances; the fund invests in companies in at least three foreign markets. The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

  .  Settle transactions in securities quoted in foreign currencies

  . Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies.

   How the Subadviser Selects the Fund's Investments. The fund's subadviser looks for the securities of well-established companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. The subadviser uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The subadviser eliminates stocks that it believes are overpriced relative to a company's financial statements and projections. The subadviser then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The subadviser seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

   Performance Table. The Board of Directors approved a change to the fund's benchmark effective February 3, 2003. The fund will compare its before- and after-tax average annual total return with that of the MSCI Europe, Australia and Far East Index. The manager and the subadviser believe that this benchmark more closely matches the fund's investment universe.

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   Management.  Effective February 3, 2003 Citigroup Asset Management Ltd., an
affiliate of Salomon Brothers Asset Management Inc, the fund's investment manager, is subadviser to the fund and manages the fund's assets under the supervision of the manager. Its principal address is Citigroup Centre, Canada Square, London E14 5LB. Subject to the oversight of the manager, the subadviser selects the fund's investments. A team of individuals employed by the subadviser manages the day-to-day operations of the fund. The subadviser's compensation is payable by the manager.

FD 02690